UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23584

Name of Fund:	BlackRock Private Investments Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Private Investments Fund, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 3/31/2023

Date of reporting period: 3/31/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

MARCH 31, 2023

2023 Annual Report

BlackRock Private Investments Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended March 31, 2023, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the second half of the year, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks declined, although equities began to recover in the second half of the period as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and volatile commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and higher interest rates led to rising borrowing costs for corporate issuers.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and accelerated the reduction of its balance sheet.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth slowed in the last year, we believe that taming inflation requires a more substantial decline that lowers demand to a level more in line with the economy’s productive capacity. Although the Fed has decelerated the pace of interest rate hikes, we believe that it still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions. Turmoil in the banking sector late in the period highlighted the potential for the knock-on effects of substantially higher interest rates to disrupt markets with little warning.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar provides a supportive backdrop. We also see long-term opportunities in credit, where we believe that valuations are appealing and higher yields provide attractive income, although we are neutral on credit in the near term, as we’re concerned about tightening credit and financial conditions. However, we believe there are still some strong opportunities for a six- to twelve-month horizon, particularly short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	15.62%	(7.73)%

U.S. small cap equities (Russell 2000® Index)	9.14	(11.61)

International equities (MSCI Europe, Australasia, Far East Index)	27.27	(1.38)

Emerging market equities (MSCI Emerging Markets Index)	14.04	(10.70)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.93	2.52

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.38	(6.90)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	4.89	(4.78)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.00	0.26

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	7.88	(3.35)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume the Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Fund’s investment adviser will be higher than if the Fund did not use leverage.

The Fund may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Consolidated Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023	BlackRock Private Investments Fund

Investment Objective

BlackRock Private Investments Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation and to provide attractive risk-adjusted returns primarily through an actively-managed portfolio that provides eligible investors with targeted exposure to private equity investments. The Fund’s investment objective is a non-fundamental policy of the Fund and may be changed by the Board of Trustees of the Fund (the “Board”) without prior shareholder approval.

The Fund’s common shares are not listed on any securities exchange. The Fund is designed for long-term investors, and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

No assurance can be given that the Fund’s investment objective will be achieved.

Net Asset Value Per Share Summary

	03/31/23	03/31/22	Change	High	Low

Net Asset Value — Institutional	$10.32	$10.08	2.38%	$10.32	$9.82
Net Asset Value — Class D	10.30	10.07	2.28	10.30	9.82

GROWTH OF $10,000 INVESTMENT

     The Fund commenced operations on March 1, 2021.

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees.
(b)	A broad global equity index that captures large- and mid-cap representation across certain developed markets countries.

Performance

Returns for the period ended March 31, 2023 were as follows:

	Average Annual Total Returns(a)
	1 Year	Since Inception	(b)

Institutional	2.38%	1.52%

Class D	2.28	1.43

MSCI World Index	(7.02)	1.73

(a)	Average annual total returns reflect reductions for distribution and service fees, if any. See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on March 1, 2021.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2023 (continued)	BlackRock Private Investments Fund

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

The Fund’s performance over the last 12 months delivered strong returns which were driven largely by underlying private equity exposure. Secondary investments were the largest contributor and included transactions with underlying companies in the industrial services, healthcare, semiconductor, food and franchise exposures. Positive direct investment contributors included investments in a hospital linen services provider, an e-commerce marketing company, a sports management organization, and various healthcare-related exposures. A small position in cryptocurrency exchange FTX was the most significant detractor after being fully written down following the liquidity crisis that led to a collapse of the exchange and subsequent bankruptcy filing during the fourth quarter of 2022. Importantly, given the return profile of the investment, FTX was intentionally sized as the Fund’s second smallest private equity investment, and thus its impact on overall Fund returns was marginal. Direct investments in a luxury home furnishings e-commerce retailer, a women’s healthcare technology company and a global events and exhibition company also detracted over the period along with a Latin America growth and technology-focused secondary investment.

The Fund maintained a small cash position over the period as a funding mechanism for private equity deployment. This cash position had a small positive impact on performance.

Describe recent portfolio activity.

The Fund’s investment activities have been primarily focused on ramping private equity exposure toward its 80% target. Because private equity investing typically involves a multi-year investment period to deploy capital, the timeline for deployment has been relatively accelerated. Accordingly, the investment advisor had focused on prudent portfolio construction and risk management to appropriately diversify exposures across geographics, sectors, sponsors and vintage years.

Coming into the reporting period, approximately half of the Fund’s total assets were invested in private equity through $50 million committed or invested in 22 transactions. Over the last 12 months, the Fund deployed an additional $44 million across fifteen more private equity transactions, bringing total exposure (including market performance) to approximately $100 million committed or invested across 37 investments.

Of the fifteen investments made during the reporting period, ten were direct investments and five were secondaries. While the Fund does not actively seek primary investments, one of the secondary transactions included a small stapled primary investment. To highlight some of the more recent additions to the portfolio, during the fourth quarter of 2022, the Fund closed on a co-investment in a leading provider of evidence-based business sustainability ratings seeking capital for international growth. Also, continuing an emphasis on healthcare, the investment advisor leveraged prior transaction experience to co-invest in a newly combined contract development and manufacturing company, operating in the rapidly growing gene therapy industry. Finally, in early 2023, the Fund participated in its first take-private transaction – a leading provider of SaaS (software as a service) based business spend management solution and an investment in a market leading payment processing platform.

In the secondaries space, general partners (“GPs”) remained active across continuation funds, recapitalizations and asset carve-outs. During the second quarter of 2022 through year-end 2022, the Fund made three investments in non-traditional, GP-led secondaries with underlying exposures across restaurant franchises, healthcare and paper / janitorial sanitation products as well as the Fund’s first traditional limited partner (“LP”)-led secondary investment in a 2015 vintage portfolio of over two dozen underlying companies. Most recently in the first quarter of 2023, the Fund closed on another GP-led investment which was the recapitalization of three underlying portfolio companies for a 2013 vintage lower middle market buyout fund.

As private equity commitments increased over the reporting period, the percentage of the Fund’s investment in liquid credit instruments naturally declined. Additionally, the complexion of the liquid instruments shifted over the reporting period to reflect changing market dynamics. Specifically, the Fund reduced exposure to high yield bonds and floating rate loan interest in favor of shorter duration, high quality U.S. investment grade bonds.

Describe portfolio positioning at period end.

As of period-end, total private equity commitments (including unfunded commitments) represent more than two-thirds of total assets, bringing the Fund more than three quarters of the way to its targeted 80% goal. For purposes of financial reporting, excluding short-term securities, the Fund held 68.7% in private equity, 20.8% in corporate bonds, 6.8% in floating rate term loans, and 3.7% in asset-backed securities. The complexion of the private equity exposure is biased toward direct investments with opportunistic exposure to secondary transactions. Additionally, it is oriented toward buyout transactions with complementary exposure to certain late stage venture capital and growth equity opportunities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023 (continued)	BlackRock Private Investments Fund

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

Asset Type(a)	Percentage of Total Investments

Private Equity Investments	68.7%
Corporate Bonds	20.8
Floating Rate Loan Interests	6.8
Asset-Backed Securities	3.7

INDUSTRY ALLOCATION

Industry(a)(b)	Percentage of Total Investments

Diversified	11.5%
Health Care Providers & Services	9.3
Software	8.2
Entertainment	6.4
Food Products	5.8
Financial Services	5.5
Aerospace & Defense	5.0
Commercial Services & Supplies	4.3
Asset-Backed Securities	3.7
Broadline Retail	3.2
Banks	3.2
Capital Markets	3.0
Energy Equipment & Services	2.8
Electronic Equipment, Instruments & Components	2.6
Trading Companies & Distributors	2.6
Health Care Equipment & Supplies	2.5
Biotechnology	2.2
Health Care Technology	2.0
IT Services	2.0
Wireless Telecommunication Services	1.8
Household Durables	1.7
Electric Utilities	1.5
Hotels, Restaurants & Leisure	1.1
Media	1.0
Other*	7.1

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Consolidated Schedule of Investments for details.

F U N D S U M M A R Y	7

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Class D Shares are not subject to any sales charge. These shares are subject to a shareholder servicing fee of 0.25% per year.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses for Continuously Offered Closed-End Funds

Shareholders of the Fund may incur the following charges: (a) transactional expenses, including early withdrawal fees; and (b) operating expenses, including investment advisory fees, and other fund expenses. The example below (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as early withdrawal fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example for Continuously Offered Closed-End Funds

		Actual		Hypothetical 5% Return

	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,040.30	$ 9.72	$ 1,000.00	$ 1,015.41	$ 9.60	1.91%
Class D	1,000.00	1,039.40	9.66	1,000.00	1,015.46	9.55	1.90

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses for Continuously Offered Closed-End Funds” for further information on how expenses were calculated.

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments March 31, 2023	BlackRock Private Investments Fund (Percentages shown are based on Net Assets)

Security	Shares/ Par (000)		Value

Private Equity Investments

Direct Investments — 35.5%(a)(b)(c)

Aerospace & Defense — 4.6%
Sierra Space Corp., Preferred A Shares (Acquired 12/01/21, Cost: $1,581,748)	157,964		$1,579,640
Yellowstone Ultimate Holdings LP (Acquired 11/08/22, Cost: $5,095,482)	—	(d)	5,095,482

			6,675,122

Biotechnology — 2.0%
Lotus Co-Invest LP (Acquired 10/31/22, Cost: $2,633,506)	—	(d)	2,903,944

Broadline Retail — 2.9%
Attentive Mobile, Inc.
Common Shares (Acquired 04/16/21, Cost: $2,181,218)	74,536		3,585,182
Preferred A1 Shares (Acquired 04/16/21, Cost: $595,026)	13,033		626,887
Preferred B Shares (Acquired 04/16/21, Cost: $94,643)	2,073		99,711

			4,311,780

Capital Markets — 0.0%
FTX Trading Ltd.
B-1 Shares (Acquired 10/20/21, Cost: $224,692)	6,171		—
Common Shares (Acquired 10/20/21, Cost: $583,990)	24,685		—
Series C Preferred Shares (Acquired 02/08/22, Cost: $212,801)	4,591		—
West Realm Shires Services, Inc.
Common Shares (Acquired 11/05/21, Cost: $20,147)	132,000		—
Series A Preferred Shares (Acquired 02/08/22, Cost: $212,795)	93,127		—

			—

Commercial Services & Supplies — 2.4%
Horizon Co-Investment, LP (Acquired 06/10/22, Cost: $1,784,128)(e)	—	(d)	1,824,884
NP Salon Co-Investment LP I (Acquired 04/08/21, Cost: $2,000,000)	—	(d)	1,725,796

			3,550,680

Entertainment — 5.8%
Aleph Infinity Investors 2 LP (Acquired 04/28/22, Cost: $4,792,321)	—	(d)	4,935,070
RB Rouge Co-Invest B LP (Acquired 03/30/21, Cost: $2,995,913)	—	(d)	3,546,667

			8,481,737

Health Care Equipment & Supplies — 1.3%
Chiaro Technology Ltd.
Class C Ordinary Shares (Acquired 07/28/21, Cost: $2,033,660)	295,449		1,630,172
Class CC Ordinary Shares (Acquired 10/25/22, Cost: $225,900)	39,792		275,723

			1,905,895

Security	Shares/ Par (000)		Value

Health Care Providers & Services — 5.1%
Atlas Co-Investment Fund 2 LP (Acquired 06/30/21, Cost: $946,674)	—	(d)	$947,780
C-Bridge Investment Yaneng Ltd. (Acquired 12/16/21, Cost: $3,183,687)	—	(d)	3,459,884
Pacific Avenue Emerald Continuation Fund (A) LP (Acquired 07/30/21, Cost: $2,035,590)	—	(d)	3,080,168

			7,487,832

Health Care Technology — 1.7%
Thirty Madison, Inc., (Promissory Note(f), 2.37%, 07/15/24 & Warrant, expires 07/15/24, Strike Price USD 0.01) (Acquired 08/12/22, Cost: $2,037,966)	2,038		2,410,735

Household Durables — 1.6%
SL Riviera Investors 2021 LP (Acquired 04/14/21, Cost: $2,078,007)	—	(d)	2,289,744

IT Services — 1.3%
OwnBackup Ltd.
Ordinary Shares (Acquired 07/23/21, Cost: $1,022,514)	91,427		995,895
Preferred A Shares (Acquired 07/23/21, Cost: $816,170)	72,977		794,923
Preferred A1 Shares (Acquired 07/23/21, Cost: $19,896)	1,779		19,378
Preferred B1 Shares (Acquired 07/23/21, Cost: $75,424)	6,744		73,461
Preferred C Shares (Acquired 07/23/21, Cost: $48,192)	4,309		46,937
Preferred C1 Shares (Acquired 07/23/21, Cost: $17,805)	1,592		17,341

			1,947,935

Software — 6.8%
Acronis AG, Preferred E Shares (Acquired 04/06/22, Cost: $1,687,277)	20,378		1,807,279
Ecovadis S.A.S.
Ordinary Shares (Acquired 10/04/22, Cost: $1,519,672)	6,350		1,658,509
Series A Preferred Shares (Acquired 10/04/22, Cost: $569,578)	2,380		621,615
Series B Preferred Shares (Acquired 10/04/22, Cost: $186,668)	780		203,722
Flexe, Inc., Series D Preferred Shares (Acquired 06/14/22, Cost: $1,714,289)	84,056		1,714,289
Project CS Co-Invest Fund, L.P. (Acquired 02/24/23, Cost: $2,825,429)	—	(d)	2,825,429
Stripe, Inc., Series I Preferred Shares (Acquired 03/20/23, Cost: $1,159,747)	57,601		1,159,747

			9,990,590

Total Direct Investments — 35.5%			51,955,994

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	9

Consolidated Schedule of Investments (continued) March 31, 2023	BlackRock Private Investments Fund (Percentages shown are based on Net Assets)

Security	Shares		Value

Primary Investments — 0.1%

Diversified — 0.1%
Grotech Ventures IV, LP (Acquired 10/11/22, Cost: $109,735)(a)(b)(c)(g)	—	(d)	$109,344

Secondary Investments — 27.3%(a)(c)

Commercial Services & Supplies — 1.2%
Amberjack Capital Feeder Fund B LP (Acquired 12/01/21, Cost: $300,051)	—	(d)	322,219
Platinum Equity Continuation Fund LP (Acquired 12/16/21, Cost: $1,717,529)(b)	—	(d)	1,405,775

			1,727,994

Diversified(b) — 10.4%
GA Atlas, LP (Acquired 03/22/22, Cost: $2,907,594)	—	(d)	2,297,520
Grotech Ventures III, LP (Acquired 09/30/22, Cost: $1,481,704)(g)	—	(d)	1,655,209
Inovia Continuity Fund I, LP (Acquired 09/17/21, Cost: $1,893,420)	—	(d)	1,860,393
Pamlico Capital III Continuation Fund, L.P. (Acquired 01/27/23, Cost: $2,782,759)	—	(d)	2,782,759
Roark Capital Partners CF LP (Acquired 08/26/22, Cost: $2,893,541)	—	(d)	3,697,572
STG Alternative Investments SCA SICAV RAIF Sub Fund E (Acquired 10/01/21, Cost: $1,805,183)	—	(d)	2,968,565

			15,262,018

Electronic Equipment, Instruments & Components — 2.4%
Behrman Capital Micross CF LP (Acquired 02/24/22, Cost: $2,700,156)(b)	—	(d)	3,469,212

Energy Equipment & Services — 2.5%
Amberjack Capital Feeder Fund Cayman LP (Acquired 12/01/21, Cost: $2,217,311)	—	(d)	3,714,122

Food Products(b) — 5.3%
CREO Capital Partners V-A LP (Acquired 09/20/21, Cost: $3,102,271)	—	(d)	3,864,205
Kohlberg TE Investors VII CV LP (Acquired 07/13/21, Cost: $3,168,964)	—	(d)	3,831,274

			7,695,479

Health Care Providers & Services — 3.3%
Zenyth Partners Continuation Fund, LP (Acquired 09/29/22, Cost: $4,580,803)(b)	—	(d)	4,849,783

Trading Companies & Distributors — 2.2%
Bain Capital Empire Holdings, LP (Acquired 10/27/22, Cost: $3,405,933)(b)	—	(d)	3,288,860

Total Secondary Investments — 27.3%			40,007,468

Total Private Equity Investments — 62.9% (Cost: $84,279,509)			92,072,806

	Par (000)

Asset-Backed Securities
Battalion CLO XIX Ltd., Series 2021-19A, Class B, (3 mo. LIBOR US + 1.60%), 6.39%, 04/15/34(h)(i)	$1,000		943,392
Dryden 58 CLO Ltd., Series 2018-58A, Class B, (3 mo. LIBOR US + 1.50%), 6.29%, 07/17/31(h)(i)	750		728,817

Security	Par (000)	Value

Asset-Backed Securities (continued)
Galaxy XXVII CLO Ltd., Series 2018-27A, Class C, (3 mo. LIBOR US + 1.80%), 6.67%, 05/16/31(h)(i)	$700	$668,640
Palmer Square CLO Ltd.(h)(i)
Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.45%), 6.24%, 04/18/31	1,000	975,808
Series 2022-1A, Class B, (3 mo. Term SOFR + 1.80%), 6.44%, 04/20/35	1,000	970,996
Signal Peak CLO 8 Ltd., Series 2018-8A, Class C, (3 mo. LIBOR US + 2.00%), 6.81%, 04/20/33(h)(i)	750	708,464

Total Asset-Backed Securities — 3.4% (Cost: $5,192,180)		4,996,117

Corporate Bonds

Automobiles — 0.8%
Mercedes-Benz Finance North America LLC, 5.50%, 11/27/24(i)	1,185	1,195,856

Banks(h) — 2.9%
Danske Bank A/S, (1 year CMT + 2.10%), 6.47%, 01/09/26(i)	2,000	2,001,850
Wells Fargo & Co., (1 day SOFR + 1.56%), 4.54%, 08/15/26	2,305	2,262,504

		4,264,354

Building Materials — 0.2%
Standard Industries, Inc., 4.75%, 01/15/28(i)	324	302,674

Building Products — 0.1%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27(i)	215	204,380

Capital Markets — 2.6%
S&P Global, Inc., 2.45%, 03/01/27	4,000	3,751,293

Chemicals — 0.2%
WESCO Distribution, Inc., 7.13%, 06/15/25(i)	240	243,948

Consumer Staples Distribution & Retail(i) — 0.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 5.88%, 02/15/28	243	241,507
Lamb Weston Holdings, Inc., 4.13%, 01/31/30	133	121,695

		363,202

Diversified REITs — 0.2%
MPT Operating Partnership LP/MPT Finance Corp., 5.00%, 10/15/27	331	272,247

Diversified Telecommunication Services — 0.1%
Level 3 Financing, Inc., 4.63%, 09/15/27(i)	330	198,413

Electric Utilities — 1.3%
Edison International, 4.70%, 08/15/25	2,000	1,972,223

Electrical Equipment — 0.1%
Regal Rexnord Corp., 6.05%, 04/15/28(i)	135	135,060

Environmental, Maintenance & Security Service — 0.2%
GFL Environmental, Inc., 5.13%, 12/15/26(i)	273	266,930

Financial Services — 4.8%
Bank of America Corp., (1 day SOFR + 1.11%), 3.84%, 04/25/25(h)	4,000	3,926,538

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) March 31, 2023	BlackRock Private Investments Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Financial Services (continued)
Morgan Stanley, (1 day SOFR + 0.51%), 0.79%, 01/22/25(h)	$3,000	$2,885,850
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc., 2.88%, 10/15/26(i)	233	208,535

		7,020,923

Ground Transportation — 0.1%
United Rentals North America, Inc., 6.00%, 12/15/29(i)	132	133,818

Health Care Equipment & Supplies(i) — 1.0%
Avantor Funding, Inc., 4.63%, 07/15/28	163	154,443
GE HealthCare Technologies, Inc., 5.55%, 11/15/24	1,265	1,272,493

		1,426,936

Health Care Providers & Services — 0.1%
Tenet Healthcare Corp., 4.63%, 09/01/24	127	124,760

Health Care Technology — 0.1%
IQVIA, Inc., 5.00%, 10/15/26(i)	208	203,320

Hotels, Restaurants & Leisure(i) — 0.3%
Burger King (Restaurant Brands International, Inc.)/New Red Finance, Inc., 3.88%, 01/15/28	104	96,720
Hilton Domestic Operating Co., Inc., 5.75%, 05/01/28	282	282,000

		378,720

Independent Power and Renewable Electricity Producers — 0.2%
Clearway Energy Operating LLC, 4.75%, 03/15/28(i)	347	331,385

Internet Software & Services(i) — 0.3%
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27	118	114,827
Match Group Holdings II LLC, 4.63%, 06/01/28	333	309,264

		424,091

IT Services — 0.1%
Gartner, Inc., 4.50%, 07/01/28(i)	161	152,821

Media(i) — 0.5%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.00%, 02/01/28	291	268,447
Sirius XM Radio, Inc., 5.00%, 08/01/27	243	227,499
Videotron Ltd., 5.38%, 06/15/24	192	190,884

		686,830

Metals & Mining(i) — 0.2%
Arconic Corp.
6.00%, 05/15/25	101	101,000
6.13%, 02/15/28	138	135,752

		236,752

Offshore Drilling & Other Services — 0.1%
Entegris Escrow Corp., 4.75%, 04/15/29(i)	218	206,098

Semiconductors & Semiconductor Equipment(i) — 0.3%
Sensata Technologies B.V.
5.63%, 11/01/24	187	186,443
5.00%, 10/01/25	277	274,971

		461,414

Software(i) — 0.2%
Open Text Corp., 6.90%, 12/01/27	201	207,352
PTC, Inc., 3.63%, 02/15/25	140	135,019

		342,371

Security	Par (000)	Value

Textiles, Apparel & Luxury Goods(i) — 0.2%
Hanesbrands, Inc., 4.88%, 05/15/26	$119	$112,753
William Carter Co., 5.63%, 03/15/27	142	138,018

		250,771

Utilities — 0.1%
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28(i)	163	149,120

Wireless Telecommunication Services — 1.5%
Sprint LLC, 7.63%, 03/01/26	250	264,370
VICI Properties LP/VICI Note Co., Inc., 5.63%, 05/01/24(i)	2,000	1,982,510

		2,246,880

Total Corporate Bonds — 19.1% (Cost: $28,413,253)		27,947,590

Floating Rate Loan Interests(h)

Air Freight & Logistics — 0.1%
XPO Logistics, Inc., 2018 Term Loan B, (1 mo. LIBOR US + 1.75%), 6.45%, 02/24/25	129	128,645

Building Materials — 0.1%
GYP Holdings III Corp., 2021 Term Loan B, (1 mo. LIBOR US + 2.50%), 7.42%, 06/01/25	100	99,531

Building Products — 0.2%
Advanced Drainage Systems, Inc., Term Loan B, (1 mo. SOFR CME + 2.25%), 7.02%, 07/31/26	36	35,711
CPG International LLC, 2022 Term Loan B, (1 mo. SOFR CME at 0.50% Floor + 2.50%), 7.41%, 04/28/29	46	45,121
Jeld-Wen, Inc., 2021 Term Loan B, (1 mo. LIBOR US + 2.25%), 7.09%, 07/28/28	131	126,705
Standard Industries, Inc., 2021 Term Loan B, (1 mo. SOFR CME at 0.50% Floor + 2.00%), 7.12%, 09/22/28	60	59,872

		267,409

Capital Markets — 0.2%
Castlelake Aviation One DAC, 2023 Incremental Term Loan B, (3 mo. SOFR CME at 0.50% Floor + 2.75%), 7.78%, 10/22/27	19	18,656
Focus Financial Partners LLC, 2021 Term Loan B4, (1 mo. SOFR CME at 0.50% Floor + 2.50%), 7.31%, 06/30/28	117	114,754
Greenhill & Co., Inc., Term Loan B, (3 mo. LIBOR US + 3.25%), 8.20%, 04/12/24	176	173,468

		306,878

Chemicals — 0.3%
Axalta Coating Systems U.S. Holdings, Inc., 2022 USD Term Loan B4, (3 mo. SOFR CME at 0.50% Floor + 3.00%), 7.90%, 12/20/29	40	40,442
Element Solutions, Inc., 2019 Term Loan B1, (1 mo. LIBOR US + 2.00%), 6.81%, 01/31/26	68	68,009
HB Fuller Co., 2023 Term Loan B, (1 mo. SOFR CME at 0.50% Floor + 2.50%), 7.31%, 02/15/30	26	26,089
INEOS U.S. Finance LLC
2021 USD Term Loan B, (1 mo. SOFR CME at 0.50% Floor + 2.50%), 7.41%, 11/08/28	99	97,094
2023 USD Term Loan B, (3 mo. SOFR CME + 3.50%), 8.41%, 02/18/30	50	49,670

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	11

Consolidated Schedule of Investments (continued) March 31, 2023	BlackRock Private Investments Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. SOFR CME + 2.50%), 7.66%, 03/02/26	$82	$81,201
PQ Corp., 2021 Term Loan B, (3 mo. LIBOR US at 0.50% Floor + 2.50%), 7.33%, 06/09/28	58	57,792

		420,297

Commercial Services & Supplies — 0.3%
Aramark Services, Inc., 2018 Term Loan B3, (1 mo. LIBOR US + 1.75%), 6.59%, 03/11/25	174	173,348
Clean Harbors, Inc., 2021 Incremental Term Loan B, (1 mo. LIBOR US + 2.00%), 6.84%, 10/08/28	73	73,807
Covanta Holding Corp.
2021 Term Loan C, (1 mo. SOFR CME at 0.50% Floor + 2.50%), 7.31%, 11/30/28	6	5,687
2021 Term Loan B, (1 mo. SOFR CME at 0.50% Floor + 2.50%), 7.31%, 11/30/28	75	75,166
GFL Environmental, Inc., 2023 Term Loan, (1 mo. SOFR CME at 0.50% Floor + 3.00%), 7.91%, 05/28/27	65	64,710
Prime Security Services Borrower LLC, 2021 Term Loan, (3 mo. LIBOR US at 0.75% Floor + 2.75%), 7.52%, 09/23/26	55	54,699

		447,417

Communications Equipment — 0.0%
Ciena Corp., 2023 Term Loan B, (1 mo. SOFR CME + 2.50%), 7.19%, 01/18/30	14	13,974

Construction & Engineering — 0.0%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR US at 1.00% Floor + 4.25%), 9.13%, 06/21/24	2	1,426

Consumer Discretionary — 0.1%
APi Group DE, Inc., 2021 Incremental Term Loan B, (1 mo. LIBOR US + 2.75%), 7.59%, 01/03/29	84	83,411

Consumer Staples Distribution & Retail — 0.2%
BJ’s Wholesale Club, Inc., 2017 1st Lien Term Loan, (1 mo. SOFR CME + 2.75%), 7.45%, 02/03/27	98	97,758
U.S. Foods, Inc., 2019 Term Loan B, (1 mo. LIBOR US + 2.00%), 6.84%, 09/13/26	119	118,461

		216,219

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions LLC, 2021 Term Loan B, (1 mo. SOFR CME at 0.50% Floor + 2.25%), 7.17%, 11/24/28	136	133,976
FrontDoor, Inc., 2021 Term Loan B, (1 mo. LIBOR US + 2.25%), 7.09%, 06/17/28	31	29,785

		163,761

Diversified Telecommunication Services — 0.1%
Iridium Satellite LLC, 2021 Term Loan B2, (1 mo. SOFR CME at 0.75% Floor + 2.50%), 7.41%, 11/04/26	103	102,919
Level 3 Financing, Inc., 2019 Term Loan B, (1 mo. SOFR CME + 1.75%), 6.67%, 03/01/27	88	74,283

		177,202

Security	Par (000)	Value

Electrical Equipment — 0.0%
Generac Power Systems, Inc., 2019 Term Loan B, (1 mo. SOFR CME + 1.75%), 6.52%, 12/13/26	$33	$33,013

Energy Equipment & Services — 0.0%
Oryx Midstream Services Permian Basin LLC, 2023 Incremental Term Loan, (1 mo. SOFR CME at 0.50% Floor + 3.25%), 8.06%, 10/05/28	6	5,874

Entertainment — 0.0%
Delta 2 Lux SARL, Term Loan B, (1 mo. SOFR CME at 0.50% Floor + 3.25%), 8.06%, 01/15/30	65	64,835

Environmental, Maintenance & Security Service — 0.1%
Asplundh Tree Expert LLC, 2021 Term Loan B, (1 mo. LIBOR US + 1.75%), 6.59%, 09/07/27	162	160,980

Financial Services — 0.2%
Castlelake Aviation Ltd., Term Loan B, (3 mo. LIBOR US at 0.50% Floor + 2.75%), 7.62%, 10/22/26	58	57,850
Cogeco Financing 2 LP, 2021 Incremental Term Loan B, (1 mo. LIBOR US at 0.50% Floor + 2.50%), 7.34%, 09/01/28	119	117,093
Setanta Aircraft Leasing Designated Activity Co., Term Loan B, (3 mo. LIBOR US + 2.00%), 7.16%, 11/05/28	139	138,861

		313,804

Food Products — 0.1%
B&G Foods, Inc., 2019 Term Loan B4, (1 mo. LIBOR US + 2.50%), 7.34%, 10/10/26	11	10,347
Hostess Brands LLC, 2019 Term Loan, (3 mo. LIBOR US at 0.75% Floor + 2.25%), 7.08%, 08/03/25	50	49,681
Nomad Foods U.S. LLC, 2022 Term Loan B, (3 mo. SOFR CME at 0.50% Floor + 3.75%), 8.23%, 11/12/29	48	48,315

		108,343

Ground Transportation — 0.3%
Avis Budget Car Rental LLC, 2020 Term Loan B, (1 mo. LIBOR US + 1.75%), 6.60%, 08/06/27	190	186,315
Genesee & Wyoming, Inc., Term Loan, (3 mo. LIBOR US + 2.00%), 7.00%, 12/30/26	183	181,521
Uber Technologies, Inc., 2023 Term Loan B, (3 mo. SOFR CME + 2.75%), 7.87%, 02/28/30	23	22,878

		390,714

Health Care Technology — 0.1%
IQVIA, Inc., 2018 USD Term Loan B3, (1 mo. LIBOR US + 1.75%), 6.59%, 06/11/25	109	108,555

Hotels, Restaurants & Leisure — 0.7%
Aristocrat Technologies, Inc., 2022 Term Loan B, (3 mo. SOFR CME at 0.50% Floor + 2.25%), 7.25%, 05/24/29	22	22,514
Bally’s Corp., 2021 Term Loan B, (1 mo. LIBOR US at 0.50% Floor + 3.25%), 7.96%, 10/02/28	72	68,851
Burger King (Restaurant Brands International, Inc.)/New Red Finance, Inc., Term Loan B4, (1 mo. LIBOR US + 1.75%), 6.59%, 11/19/26	193	190,817
Churchill Downs, Inc., 2021 Incremental Term Loan B1, (1 mo. LIBOR US + 2.00%), 6.85%, 03/17/28	75	74,088

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) March 31, 2023	BlackRock Private Investments Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Flutter Financing B.V., 2022 USD Term Loan B, (3 mo. SOFR CME at 0.50% Floor + 3.25%), 8.41%, 07/22/28	$21	$20,868
Four Seasons Hotels Ltd., 2022 Term Loan B, (1 mo. SOFR CME at 0.50% Floor + 3.25%), 8.16%, 11/30/29	27	26,902
Hilton Worldwide Finance LLC, 2019 Term Loan B2, (1 mo. SOFR CME + 1.75%), 6.64%, 06/22/26	177	176,704
Penn National Gaming, Inc., 2022 Term Loan B, (1 mo. SOFR CME at 0.50% Floor + 2.75%), 7.66%, 05/03/29	68	67,292
Playtika Holding Corp., 2021 Term Loan, (1 mo. LIBOR US + 2.75%), 7.59%, 03/13/28	74	72,916
Scientific Games International, Inc., 2022 USD Term Loan, (1 mo. SOFR CME at 0.50% Floor + 3.00%), 7.96%, 04/14/29	106	105,084
SeaWorld Parks & Entertainment, Inc., 2021 Term Loan B, (1 mo. LIBOR US at 0.50% Floor + 3.00%), 7.88%, 08/25/28	25	24,812
Station Casinos LLC, 2020 Term Loan B, 0.00%, 02/08/27	73	72,649
Wyndham Hotels & Resorts, Inc., Term Loan B, (1 mo. LIBOR US + 1.75%), 6.59%, 05/30/25	165	164,794

		1,088,291

Household Products — 0.0%
Spectrum Brands, Inc., 2021 Term Loan, (3 mo. LIBOR US at 0.50% Floor + 2.00%), 6.96%, 03/03/28	36	35,724

Interactive Media & Services — 0.2%
Adevinta ASA, USD Term Loan B, (3 mo. LIBOR US at 0.75% Floor + 2.75%), 7.91%, 06/26/28	182	179,985
Go Daddy Operating Co. LLC, 2017 Repriced Term Loan, (6 mo. LIBOR US + 1.75%), 5.58%, 02/15/24	100	100,382

		280,367

IT Services — 0.4%
Fleetcor Technologies Operating Co. LLC, 2021 Term Loan B4, (1 mo. LIBOR US + 1.75%), 6.59%, 04/28/28	185	183,589
Maximus, Inc., Term Loan B, (3 mo. LIBOR US at 0.50% Floor + 2.00%), 7.23%, 05/28/28	75	74,270
Trans Union LLC, 2019 Term Loan B5, (1 mo. LIBOR US + 1.75%), 6.59%, 11/16/26	184	182,380
WEX, Inc., 2021 Term Loan, (1 mo. LIBOR US + 2.25%), 7.09%, 03/31/28	118	117,604
World Wide Technology Holding Co. LLC, Term Loan, (1 mo. SOFR CME at 0.50% Floor + 3.25%), 8.02%, 03/01/30(a)	40	39,800

		597,643

Life Sciences Tools & Services — 0.2%
Avantor Funding, Inc., 2021 Term Loan B5, (1 mo. LIBOR US at 0.50% Floor + 2.25%), 7.09%, 11/08/27	123	122,384

Security	Par (000)	Value

Life Sciences Tools & Services (continued)
ICON Luxembourg SARL, LUX Term Loan, (3 mo. SOFR CME at 0.50% Floor + 2.25%), 7.41%, 07/03/28	$152	$151,538
PRA Health Sciences, Inc., US Term Loan, (3 mo. LIBOR US at 0.50% Floor + 2.25%), 7.41%, 07/03/28	38	37,760

		311,682

Machinery — 0.1%
Allison Transmission, Inc., 2019 Term Loan B, (1 mo. SOFR CME + 1.75%), 6.61%, 03/29/26	49	48,809
Clark Equipment Co., 2022 Term Loan B, (3 mo. SOFR CME at 0.50% Floor + 2.50%), 7.50%, 04/20/29	18	17,764
Zurn LLC, 2021 Term Loan B, (1 mo. LIBOR US at 0.50% Floor + 2.00%), 6.84%, 10/04/28	32	32,524

		99,097

Media — 0.5%
Cogeco Communications USA II LP, Term Loan B, (1 mo. LIBOR US + 2.00%), 6.84%, 01/03/25	37	36,970
CSC Holdings LLC, 2019 Term Loan B5, (1 mo. LIBOR US + 2.50%), 7.18%, 04/15/27	19	16,502
E.W. Scripps Co., 2020 Term Loan B3, (1 mo. LIBOR US at 0.75% Floor + 2.75%), 7.67%, 01/07/28	8	7,792
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR US + 2.25%), 7.09%, 03/24/25	187	183,832
Midcontinent Communications, 2019 Term Loan B, (1 mo. SOFR CME + 1.75%), 6.56%, 08/15/26(a)	98	97,189
Nexstar Broadcasting, Inc., 2019 Term Loan B4, (1 mo. LIBOR US + 2.50%), 7.34%, 09/18/26	54	54,130
UPC Financing Partnership, 2021 USD Term Loan AX, (1 mo. LIBOR US + 2.925%), 7.61%, 01/31/29	16	15,643
Virgin Media Bristol LLC, 2020 USD Term Loan Q, (1 mo. LIBOR US + 3.25%), 7.93%, 01/31/29	111	109,826
WMG Acquisition Corp., 2021 Term Loan G, (1 mo. LIBOR US + 2.125%), 6.97%, 01/20/28	184	181,680

		703,564

Oil, Gas & Consumable Fuels — 0.0%
Murphy USA, Inc., Term Loan B, (1 mo. LIBOR US at 0.50% Floor + 1.75%), 6.43%, 01/31/28	35	35,253
Whitewater Whistler Holdings LLC, 2023 Term Loan B, (3 mo. SOFR CME + 3.25%), 8.15%, 02/15/30(a)	23	22,885

		58,138

Passenger Airlines — 0.2%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3 mo. LIBOR US at 0.75% Floor + 4.75%), 9.56%, 04/20/28	43	43,603
Air Canada, 2021 Term Loan B, (3 mo. LIBOR US at 0.75% Floor + 3.50%), 8.37%, 08/11/28	159	157,859
United Airlines, Inc., 2021 Term Loan B, (3 mo. LIBOR US at 0.75% Floor + 3.75%), 8.57%, 04/21/28	158	157,103

		358,565

Personal Care Products — 0.0%
Prestige Brands, Inc., 2021 Term Loan B5, (1 mo. LIBOR US at 0.50% Floor + 2.00%), 6.84%, 07/03/28	27	26,727

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	13

Consolidated Schedule of Investments (continued) March 31, 2023	BlackRock Private Investments Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals — 0.3%
Catalent Pharma Solutions, Inc., 2021 Term Loan B3, (1 mo. LIBOR US at 0.50% Floor + 2.00%), 6.81%, 02/22/28	$36	$35,475
Elanco Animal Health, Inc., Term Loan B, (1 mo. LIBOR US + 1.75%), 6.41%, 08/01/27	179	174,506
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 mo. LIBOR US + 2.00%), 6.84%, 11/15/27	60	59,325
Jazz Financing Lux SARL, USD Term Loan, (1 mo. LIBOR US at 0.50% Floor + 3.50%), 8.34%, 05/05/28	134	133,222
Option Care Health, Inc., 2021 Term Loan B, (1 mo. LIBOR US at 0.50% Floor + 2.75%), 7.59%, 10/27/28	54	53,518
Perrigo Investments LLC, Term Loan B, (1 mo. SOFR CME at 0.50% Floor + 2.35%), 7.16%, 04/20/29	45	45,071

		501,117
Real Estate Management & Development — 0.1%
Cushman & Wakefield U.S. Borrower LLC
2020 Term Loan B, (1 mo. LIBOR US + 2.75%), 7.59%, 08/21/25	43	44,507
2023 Term Loan, (1 mo. SOFR CME at 0.50% Floor + 3.25%), 8.16%, 01/31/30(a)	59	56,957

		101,464
Semiconductors & Semiconductor Equipment — 0.1%
Synaptics, Inc., Term Loan B, (6 mo. LIBOR US at 0.50% Floor + 2.25%), 7.40%, 12/02/28	70	69,105

Software — 0.5%
Informatica LLC, 2021 USD Term Loan B, (1 mo. LIBOR US + 2.75%), 7.63%, 10/27/28	139	137,329
NortonLifeLock, Inc., 2022 Term Loan B, (1 mo. SOFR CME at 0.50% Floor + 2.00%), 6.91%, 09/12/29	173	171,434
Restoration Hardware, Inc., Term Loan B, (1 mo. LIBOR US at 0.50% Floor + 2.50%), 7.34%, 10/20/28	52	48,964
SS&C Technologies, Inc., 2018 Term Loan B5, (1 mo. LIBOR US + 1.75%), 6.59%, 04/16/25	150	149,356
Tempo Acquisition LLC, 2022 Term Loan B, (1 mo. SOFR CME + 3.00%), 7.81%, 08/31/28	148	147,447
ZoomInfo LLC, 2023 Term Loan B, (1 mo. SOFR CME + 2.75%), 7.66%, 02/28/30	21	20,895

		675,425
Specialty Retail — 0.2%
Belron Finance U.S. LLC
2019 USD Term Loan B3, (3 mo. LIBOR US + 2.25%), 7.06%, 10/30/26(a)	64	63,739
2021 USD Term Loan B, (3 mo. LIBOR US at 0.50% Floor + 2.425%), 7.30%, 04/13/28	28	28,394
Fanatics Commerce Intermediate Holdco LLC, Term Loan B, (1 mo. LIBOR US at 0.50% Floor + 3.25%), 8.09%, 11/24/28	40	39,278
Leslie’s Poolmart, Inc., 2021 Term Loan B, (1 mo. LIBOR US at 0.50% Floor + 2.50%), 7.34%, 03/09/28	93	91,665
PetSmart, Inc., 2021 Term Loan B, (1 mo. SOFR CME at 0.75% Floor + 3.75%), 8.66%, 02/11/28	61	60,866
Sally Holdings LLC, 2023 Term Loan B, (3 mo. SOFR CME + 2.50%), 7.31%, 02/28/30(a)	39	38,854

		322,796

Security	Par (000)	Value

Textiles, Apparel & Luxury Goods — 0.0%
Crocs, Inc., Term Loan B, (1 mo. SOFRTE at 0.50% Floor + 3.50%), 8.41%, 02/20/29	$50	$49,590
Hanesbrands, Inc., 2023 Term Loan B, (1 mo. SOFR CME at 0.50% Floor + 3.75%), 8.56%, 03/08/30(a)	18	17,910

		67,500
Trading Companies & Distributors — 0.1%
Beacon Roofing Supply, Inc., 2021 Term Loan B, (1 mo. LIBOR US + 2.25%), 7.09%, 05/19/28	155	154,396

Wireless Telecommunication Services — 0.1%
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR US + 1.75%), 6.60%, 04/11/25	136	135,888

Total Floating Rate Loan Interests — 6.2% (Cost: $9,146,275)		9,099,777

Total Long-Term Investments — 91.6% (Cost: $127,031,217)		134,116,290

	Shares

Short-Term Securities

Money Market Funds — 1.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.70%(j)(k)	2,144,534	2,144,534

	Par (000)

U.S. Treasury Obligations — 7.4%
U.S. Treasury Bills(l)
2.37%, 06/22/23	$4,000	3,959,122
5.13%, 08/31/23	7,000	6,863,525

		10,822,647

Total Short-Term Securities — 8.9% (Cost: $12,957,261)		12,967,181

Total Investments — 100.5% (Cost: $139,988,478)		147,083,471

Liabilities in Excess of Other Assets — (0.5)%		(726,633)

Net Assets — 100.0%		$146,356,838

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $92,072,806, representing 62.9% of its net assets as of period end, and an original cost of $84,279,509.

(d)	Investment does not issue shares.
(e)	Investment is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(f)	Convertible security.
(g)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(h)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(i)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.
(l)	Rates are discount rates or a range of discount rates as of period end.

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) March 31, 2023	BlackRock Private Investments Fund

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$5,164,845	$—	$(3,020,311	)(a)	$—	$—	$2,144,534	2,144,534	$177,782	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Private Equity Investments
Direct Investments	$—	$—	$51,955,994	$51,955,994
Primary Investments	—	—	109,344	109,344
Secondary Investments	—	—	40,007,468	40,007,468
Asset-Backed Securities	—	4,996,117	—	4,996,117
Corporate Bonds	—	27,947,590	—	27,947,590
Floating Rate Loan Interests	—	8,762,443	337,334	9,099,777
Short-Term Securities
Money Market Funds	2,144,534	—	—	2,144,534
U.S. Treasury Obligations	—	10,822,647	—	10,822,647

	$2,144,534	$52,528,797	$92,410,140	$147,083,471

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Direct Investments	Primary Investments	Secondary Investments	Floating Rate Loan Interests	Total

Assets
Opening balance, as of March 31, 2022	$23,746,393	$—	$18,738,636	$1,269,009	$43,754,038
Transfers into Level 3	—	—	—	792,644	792,644
Transfers out of Level 3	—	—	—	(1,120,505)	(1,120,505)
Accrued discounts/premiums	—	—	—	157	157
Net realized gain (loss)	—	—	—	(14,912)	(14,912)
Net change in unrealized appreciation (depreciation)(a)(b)	22,211	(214)	4,784,455	4,442	4,810,894

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	15

Consolidated Schedule of Investments (continued) March 31, 2023	BlackRock Private Investments Fund

	Direct Investments	Primary Investments	Secondary Investments	Floating Rate Loan Interests	Total

Purchases	$28,192,060	$109,558	$16,746,501	$229,278	$45,277,397
Sales	(4,670)	—	(262,124)	(822,779)	(1,089,573)

Closing balance, as of March 31, 2023	$51,955,994	$109,344	$40,007,468	$337,334	$92,410,140

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2023(b)	$22,211	$(214)	$4,784,455	$4,069	$4,810,521

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2023 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Fund’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $1,497,081. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value

Assets
Direct Investments(b)	$50,796,247	Market	EBITDA Multiple	4.86x - 19.40x		11.79x
			EBIT Multiple	10.75x		—
			Revenue Multiple	1.52x - 23.00x		8.04x
			Time to Exit	1.2 years		—
			Volatility	35%		—
		Income	Discount Rate	5%		—

Primary Investments	109,344	Market	Market Adjustment Factor	106.18x		—

Secondary Investments(b)	40,007,468	Market	Market Adjustment Factor	0.98x - 1.11x		1.02x

	$90,913,059

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

The Fund valued certain of its Level 3 Direct and Secondary Investments using recent transactions as the best approximation of fair value. The value of Level 3 investments obtained using recent prior transaction prices, for which inputs are unobservable, is $5,608,189 as of March 31, 2023.

See notes to consolidated financial statements.

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Assets and Liabilities

March 31, 2023

BlackRock Private Investments Fund

ASSETS
Investments, at value — unaffiliated(a)	$144,938,937
Investments, at value — affiliated(b)	2,144,534
Cash	5,405,671
Foreign currency, at value(c)	12,776
Receivables:
Investments sold	153,606
Dividends — affiliated	5,787
Interest — unaffiliated	418,254
From affiliate	70,675
Prepaid expenses	38,913

Total assets	153,189,153

LIABILITIES
Capital contributions received in advance	5,305,674
Payables:
Investments purchased	72,627
Accounting services fees	105,293
Custodian fees	5,498
Investment advisory fees	935,168
Trustees’ and Officer’s fees	34
Other accrued expenses	43,651
Professional fees	255,237
Transfer agent fees	109,133

Total liabilities	6,832,315

NET ASSETS	$146,356,838

NET ASSETS CONSIST OF
Paid-in capital	$141,128,196
Accumulated earnings	5,228,642

NET ASSETS	$146,356,838

NET ASSET VALUE
Institutional
Net assets	$146,099,379

Shares outstanding	14,158,048

Net asset value	$10.32

Shares authorized	Unlimited

Par value	$0.001

Class D
Net assets	$257,459

Shares outstanding	25,000

Net asset value	$10.30

Shares authorized	Unlimited

Par value	$0.001

(a) Investments, at cost — unaffiliated	$137,843,944
(b) Investments, at cost — affiliated	$2,144,534
(c) Foreign currency, at cost	$12,609

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	17

Consolidated Statement of Operations

Year Ended March 31, 2023

BlackRock Private Investments Fund

INVESTMENT INCOME
Dividends — unaffiliated	$400,410
Dividends — affiliated	177,782
Interest — unaffiliated	2,353,085
Other income — unaffiliated	17,194

Total investment income	2,948,471

EXPENSES
Investment advisory	2,326,543
Professional	421,353
Portfolio investment fees	285,840
Accounting services	159,909
Transfer agent	141,136
Trustees and Officer	95,052
Registration	51,576
Printing and postage	48,610
Custodian	24,471
Transfer agent — class specific	9,949
Miscellaneous	35,880

Total expenses	3,600,319
Less:
Fees waived and/or reimbursed by the Manager	(1,026,241)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(2,632)

Total expenses after fees waived and/or reimbursed	2,571,446

Net investment income	377,025

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from:
Investments — unaffiliated	(1,801,697)
Foreign currency transactions	(19,640)

(1,821,337)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	5,132,462
Foreign currency translations	156

5,132,618

Net realized and unrealized gain	3,311,281

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,688,306

See notes to consolidated financial statements.

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Private Investments Fund
	Year Ended 03/31/23	(a)	Year Ended 03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$377,025		$(817,567)
Net realized loss	(1,821,337)		(128,942)
Net change in unrealized appreciation (depreciation)	5,132,618		2,139,130

Net increase in net assets resulting from operations	3,688,306		1,192,621

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	36,730,373		55,036,000

NET ASSETS
Total increase in net assets	40,418,679		56,228,621
Beginning of year	105,938,159		49,709,538

End of year	$146,356,838		$105,938,159

(a)	Consolidated Statement of Changes in Net Assets.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	19

Consolidated Statement of Cash Flows

Year Ended March 31, 2023

BlackRock Private Investments Fund

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$3,688,306
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments	64,442,623
Purchases of long-term investments	(95,936,627)
Net purchases of short-term securities	(7,744,962)
Amortization of premium and accretion of discount on investments and other fees	(117,667)
Net realized loss on investments	1,801,697
Net unrealized appreciation on investments and foreign currency translations	(5,132,618)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(5,145)
From affiliate	(70,675)
Interest — unaffiliated	(168,962)
Prepaid expenses	(7,642)
Increase (Decrease) in Liabilities
Payables
Accounting services fees	6,287
Custodian fees	(9,873)
Investment advisory fees	833,463
Trustees’ and Officer’s fees	(31)
Other accrued expenses	(9,462)
Professional fees	21,077
Transfer agent fees	93,136

Net cash used for operating activities	(38,317,075)

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Proceeds from issuance of capital shares (including change in capital contributions received in advance)	27,598,047

Net cash provided by financing activities	27,598,047

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	167

CASH AND FOREIGN CURRENCY
Net decrease in restricted and unrestricted cash and foreign currency	(10,718,861)
Restricted and unrestricted cash and foreign currency at beginning of year	16,137,308

Restricted and unrestricted cash and foreign currency at end of year	$5,418,447

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
Cash	$5,405,671
Foreign currency at value	12,776

$5,418,447

See notes to consolidated financial statements.

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Private Investments Fund

	Institutional

					Period from
	Year Ended		Year Ended		03/01/21	(b)
	03/31/23	(a)	03/31/22		to 03/31/21

Net asset value, beginning of period	$10.08		$9.94		$10.00

Net investment income (loss)(c)	0.03		(0.09)		(0.02)
Net realized and unrealized gain (loss)	0.21		0.23		(0.04)

Net increase (decrease) from investment operations	0.24		0.14		(0.06)

Net asset value, end of period	$10.32		$10.08		$9.94

Total Return(d)
Based on net asset value	2.38%		1.41%		(0.60	)%(e)

Ratios to Average Net Assets(f)
Total expenses	2.72	%(g)	3.45	%(h)	3.33	%(i)(j)

Total expenses after fees waived and/or reimbursed	1.94	%(g)	2.41	%(h)	2.56	%(i)(j)

Net investment income (loss)	0.28	%(g)	(0.92	)%(h)	(1.72	)%(i)(j)

Supplemental Data
Net assets, end of period (000)	$146,099		$105,686		$49,461

Portfolio turnover rate	52%		43%		—	%(k)

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)

Where applicable, assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes a non-recurring expense of portfolio investment fees which impacted the ratios for total expenses, total expenses after fees waived and/or reimbursed and net investment income (loss). Excluding this adjustment, the ratios would have been 2.50%, 1.72% and 0.50%, respectively.

(h)

Includes a non-recurring expense of offering costs and portfolio investment fees which impacted the ratios for total expenses, total expenses after fees waived and/or reimbursed and net investment loss. Excluding this adjustment, the ratios would have been 2.65%, 2.21% and (0.72)%, respectively.

(i)	Annualized.
(j)

Audit, printing, offering costs and portfolio investment fees were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and net investment loss would have been 6.11%, 3.54% and (2.70)%, respectively.

(k)	Rounds to less than 1%.

See notes to consolidated financial statements.

F I N A N C I A L H I G H L I G H T S	21

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Private Investments Fund (continued)

	Class D

					Period from
	Year Ended		Year Ended		03/01/21	(b)
	03/31/23	(a)	03/31/22		to 03/31/21

Net asset value, beginning of period	$10.07		$9.94		$10.00

Net investment income (loss)(c)	0.02		(0.08)			(0.02)
Net realized and unrealized gain (loss)	0.21		0.21			(0.04)

Net increase (decrease) from investment operations	0.23		0.13			(0.06)

Net asset value, end of period	$10.30		$10.07		$9.94

Total Return(d)
Based on net asset value	2.28%		1.31%		(0.60	)%(e)

Ratios to Average Net Assets(f)
Total expenses	2.71	%(g)	3.70	%(h)	7.59	%(i)(j)

Total expenses after fees waived and/or reimbursed	1.94	%(g)	2.48	%(h)	2.81	%(i)(j)

Net investment income (loss)	0.24	%(g)	(0.79	)%(h)	(1.97	)%(i)(j)

Supplemental Data
Net assets, end of period (000)	$257		$252		$248

Portfolio turnover rate	52%		43%		—	%(k)

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)

Where applicable, assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes a non-recurring expense of portfolio investment fees which impacted the ratios for total expenses, total expenses after fees waived and/or reimbursed and net investment income (loss). Excluding this adjustment, the ratios would have been 2.49%, 1.72% and 0.46%, respectively.

(h)

Includes a non-recurring expense of offering costs and portfolio investment fees which impacted the ratios for total expenses, total expenses after fees waived and/or reimbursed and net investment loss. Excluding this adjustment, the ratios would have been 2.80%, 2.21% and (0.52)%, respectively.

(i)	Annualized.
(j)

Audit, printing, offering costs and portfolio investment fees were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and net investment loss would have been 10.36%, 3.79% and (2.95)%, respectively.

(k)	Rounds to less than 1%.

See notes to consolidated financial statements.

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements

1.	ORGANIZATION

BlackRock Private Investments Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is registered as a non-diversified, closed-end management investment company. The Fund is organized as a Delaware statutory trust. The Fund engages in a continuous offering of shares. The Fund determines and makes available for publication the net asset value (“NAV”) of its shares on a quarterly basis. The Fund’s shares are offered for sale quarterly through its Distributor (defined below) at the then-current NAV. The price of the shares during the Fund’s continuous offering will fluctuate over time with the NAV of the shares.

In seeking to achieve its investment objective, under normal conditions, the Fund primarily will invest over time in privately offered equity securities of operating companies (“Portfolio Companies”) and interests in professionally managed private equity funds (“Portfolio Funds”). Interests in such Portfolio Funds may be purchased (i) from third party holders of such interests in secondary transactions or (ii) as part of sponsor-led transactions where the assets held by the Portfolio Fund are known at the time of investment (such Portfolio Funds, “sponsor-led continuation vehicles”). The Fund will seek to participate in privately placed equity and, in some cases, privately placed debt investments in Portfolio Companies (“Direct Investments”). The Fund will also invest in interests in Portfolio Funds that have been acquired from third party investors in secondary transactions or as part of sponsor-led continuation vehicles (“Secondary Investments”), where the Portfolio Funds seek to employ the same types of private equity investment strategies as the Fund. Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods.

The Fund offers two classes of shares designated as Institutional Shares and Class D Shares. Both classes of shares have identical voting, dividend, liquidation and other rights and will be subject to the same terms and conditions, except that Class D Shares bear expenses related to the shareholder servicing of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of Cayman Private Investments Fund, Ltd. (the “Cayman Subsidiary”), which is a wholly-owned subsidiary of the Fund. The Cayman Subsidiary enables the Fund to hold investments that may produce non-qualifying income for tax purposes and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Cayman Subsidiary. The net assets of the Cayman Subsidiary as of period end were $1,824,884, which is 1.2% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Cayman Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Portfolio investment fees that are paid outside of a private investment’s commitment, if any, are expensed as incurred. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared annually and paid annually. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Cayman Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Cayman Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Fund (the “Board”), the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	23

Notes to Consolidated Financial Statements  (continued)

an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Consolidated Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Consolidated Statement of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

	(ii)	recapitalizations and other transactions across the capital structure; and

	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

	(ii)	quoted prices for similar investments or assets in active markets; and

	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

	(iii)	relevant news and other public sources; and

	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	25

Notes to Consolidated Financial Statements  (continued)

issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate a fund to make future cash payments. As of March 31, 2023, the Fund had outstanding commitments of $8,377,667. These commitments are not included in the net assets of the Fund as of March 31, 2023.

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a quarterly fee at an annual rate equal to 1.75% of the Fund’s net assets determined quarterly (before the accrual of the service and distribution fee and the investment advisory fee for that quarter and after the accrual of any expense reimbursements owed to the Fund by the Manager pursuant to the expense limitation agreement for that quarter).

The Manager provides investment management and other services to the Cayman Subsidiary. The Manager does not receive separate compensation from the Cayman Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage which includes the assets of the Cayman Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock Capital Investment Advisors, LLC (“BCIA”), an affiliate of the Manager. The Manager pays BCIA for services it provides for that portion of the Fund for which BCIA acts as sub-adviser a quarterly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with BlackRock Investments, LLC (the “Distributor”), an affiliate of the Manager, to provide for distribution of the common shares. The Distribution Agreement provides that the Distributor will sell, and will appoint financial intermediaries to sell, common shares on behalf of the Fund on a reasonable efforts basis. The Fund has adopted a distribution and servicing plan (the “Distribution and Servicing Plan”) with respect to certain classes of the common shares and in doing so has voluntarily complied with Rule 12b-1 under the 1940 Act, as if the Fund were an open-end investment company, and will be subject to an ongoing distribution fee and/or shareholder servicing fee (together, the “Distribution and Servicing Fee”) in respect of the classes of common shares paying such Distribution and Servicing Fee. The maximum annual rates at which the Distribution and Servicing Fees may be paid under the Distribution and Servicing Plan (calculated as a percentage of the Fund’s quarterly net assets attributable to the classes of common shares paying such Distribution and Servicing Fee) is 0.25% for Class D Shares. Institutional Shares are not subject to a distribution fee or shareholder servicing fee.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended March 31, 2023, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations.

For the year ended March 31, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Class D	Total

Transfer agent fees — class specific	$9,949	$—	$9,949

Expense Limitations, Waivers and Reimbursements: Effective April 19, 2022, the Manager contractually agreed to reduce its net investment advisory fee to the annual rate of 1.00% of the Fund’s net assets determined quarterly (before the accrual of the distribution fee and the investment advisory fee for that quarter and after the accrual of any expense reimbursements owed to the Fund by the Manager pursuant to the expense limitation agreement for that quarter) through July 31, 2023. Prior to April 19, 2022, the net investment advisory fee was equal to the annual rate of 1.25% of the Fund’s net assets determined quarterly (before the accrual of the distribution fee and the investment advisory fee for that quarter and after the accrual of any expense reimbursements owed to the Fund by the Manager pursuant to the expense limitation agreement for that quarter). This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended March 31, 2023, the amount waived and/or reimbursed was $987,409.

The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended March 31, 2023, the amount waived was $5,137.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Fund’s Independent Trustees. For the year ended March 31, 2023, there were no fees waived by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse certain operating and other expenses of the Fund in order to limit certain expenses to 0.75% of the Fund’s average quarterly value of the net assets of each share class (“expense limitation”). Expenses excluded from the expense limitation are limited to the investment advisory fee, service and distribution fees, interest expense, portfolio transaction and other investment-related costs (including acquired fund fees and expenses, commitment fees on leverage, prime broker fees and dividend expense) and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended March 31, 2023, the Manager waived $33,695 pursuant to this arrangement.

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Notes to Consolidated Financial Statements  (continued)

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed by Manager — class specific in the Consolidated Statement of Operations. For the year ended March 31, 2023, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Class D	Total

Transfer agent fees waived and/or reimbursed by the Manager — class specific	$2,632	$—	$2,632

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective December 31, 2027, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of March 31, 2023, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring
Fund Name/Fund Level/Share Class	03/31/24	03/31/25

BlackRock Private Investments Fund
Fund Level	$662,992	$33,695
Institutional	1,651	2,632
Class D	—	—

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on March 31, 2023:

Fund Name/Fund Level/Share Class	Expired 03/31/23

BlackRock Private Investments Fund
Fund Level	$106,415
Institutional	849
Class D	—

Trustees and Officers: Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Consolidated Statement of Operations.

6.	PURCHASES AND SALES

For the year ended March 31, 2023, purchases and sales of investments, including paydowns/payups excluding short-term securities, were $94,648,596 and $60,104,697, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required. The Fund has adopted September 30 as its tax year-end.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of the tax year ended September 30, 2022, permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

Fund Name	Paid-in Capital	Accumulated Earnings (Loss)

BlackRock Private Investments Fund	$(120,750)	$120,750

As of the tax year ended September 30, 2022, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Losses(c)	Total

BlackRock Private Investments Fund	$(1,442,392)	$1,190,361	$(81,569)	$(333,600)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, timing and recognition of partnership income and amortization methods for premiums on fixed income securities.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of March 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BlackRock Private Investments Fund	$140,209,476	$11,128,683	$(4,254,688)	$6,873,995

8.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	29

Notes to Consolidated Financial Statements  (continued)

therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Consolidated Schedule of Investments.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Fund’s performance.

LIBOR Transition Risk:The Fund may be exposed to financial instruments that are tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that a majority of USD LIBOR settings will no longer be published after June 30, 2023. All other LIBOR settings and certain other interbank offered rates ceased to be published after December 31, 2021. The Secured Overnight Financing Rate (“SOFR”) has been used increasingly on a voluntary basis in new instruments and transactions. The Federal Reserve Board adopted regulations that provide a fallback mechanism by identifying benchmark rates on SOFR that will replace LIBOR in certain financial products after June 30, 2023. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

9.	CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for the Fund’s Common Shares is $0.001.

For the periods shown, shares issued and outstanding increased by the following amounts:

	Year Ended 03/31/23		Year Ended 03/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

BlackRock Private Investments Fund
Institutional
Shares sold	3,676,633	$36,730,373	5,506,415	$55,036,000

	3,676,633	$36,730,373	5,506,415	$55,036,000

The Fund intends, but is not obligated, to conduct quarterly tender offers for up to 5% of the common shares then outstanding in the sole discretion of its Board. In a tender offer, the Fund repurchases outstanding common shares at its NAV on the valuation date for the tender offer. In any given quarter, the Manager may or may not recommend to the Board that the Fund conduct tender offers. Accordingly, there may be quarters in which no tender offer is made. Shares are not redeemable at an investor’s option nor are they exchangeable for shares of any other fund.

The Fund conducted a tender offer to purchase for cash up to 5% of the Fund’s issued and outstanding Institutional and Class D common shares of beneficial interest as of January 3, 2023, at a price equal to the NAV per share determined as of June 30, 2023. The tender offer commenced on March 22, 2023 and expired on April 19, 2023.

As of March 31, 2023, shares owned by BlackRock Financial Management, Inc., an affiliate of the Fund, were as follows:

Fund Name	Institutional	Class D

BlackRock Private Investments Fund	9,934,920	25,000

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of BlackRock Private Investments Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Private Investments Fund (the “Fund”), including the schedule of investments, as of March 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from March 1, 2021 (commencement of operations) through March 31, 2021, and the related notes. Such financial statements and financial highlights are consolidated as of and for the year ended March 31, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from March 1, 2021 (commencement of operations) through March 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

May 24, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	31

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s dividend reinvestment plan (the “Reinvestment Plan”), registered shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Shares of the Fund by State Street Bank and Trust Company (the “Reinvestment Plan Agent”), unless the shareholder elects to receive cash. Shareholders who elect not to participate in the Reinvestment Plan will receive all dividends in cash paid directly to the shareholder of record (or, if the Shares are held through banks, brokers or other nominee name, then to such banks, brokers or other nominee) by State Street Bank and Trust Company, as dividend disbursing agent. You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting your bank, broker or other nominee who holds your Fund common shares or if your Fund common shares are held directly by the Fund, by contacting the Reinvestment Plan Agent, at the address set forth below. Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend.

In the case of record shareholders such as banks, brokers or other nominees that hold Fund common shares for others who are the beneficial owners, the Reinvestment Plan Agent will administer the Reinvestment Plan on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Reinvestment Plan. Shareholders whose Shares are held in the name of a bank, broker or other nominee should contact the bank, broker or other nominee for details. Such shareholders may not be able to transfer their shares to another bank, broker or other nominee and continue to participate in the Reinvestment Plan.

The number of newly issued Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the reinvestment date; there is no sales or other charge for reinvestment.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. The Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants with regard to newly issued Shares in the Reinvestment Plan. Notice of amendments to the Reinvestment Plan will be sent to participants.

All correspondence concerning the Reinvestment Plan should be directed to the Reinvestment Plan Agent, in writing to: BlackRock Private Investments Fund c/o State Street Bank and Trust Company, Attn: Quincy Nunnally-Transfer Agency, 1776 Heritage Drive, JAB/3, North Quincy, MA 02171.

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

W. Carl Kester 1951	Chair of the Board and Trustee (Since 2020)

Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School since 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School from 2008 to 2022; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

			72 RICs consisting of 104 Portfolios	None

Frank J. Fabozzi 1948	Trustee (Since 2020)

Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.

			72 RICs consisting of 104 Portfolios	None

Catherine A. Lynch 1961	Trustee (Since 2020)

Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.

			72 RICs consisting of 104 Portfolios	PennyMac Mortgage Investment Trust

Interested Trustees(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

John M. Perlowski 1964	Trustee (Since 2020) and President and Chief Executive Officer (Since 2020)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 270 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.
(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act (“1940 Act”) serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; and W. Carl Kester, 1995. Certain other Independent Trustees became members of the boards of the close-end funds in the BlackRock Fixed-Income Complex as follows: Catherine A. Lynch, 2016.

(d)

Mr. Perlowski is an “interested person,” as defined in the 1940 Act, of the Fund based on his position with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Multi-Asset Complex.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	33

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jonathan Diorio 1980	Vice President (Since 2020)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2020)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2020)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2020)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2020)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.
(b)	Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Trustees and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 882-0052.

Effective July 28, 2022, BPIF’s portfolio managers are Jeffrey Cucunato, James Keenan, Stephen Kelly, Joseph Auriemma and Lynn Baranski. Ms. Baranski has worked at BlackRock since 1997.

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

General Information

The Fund’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800) 882-0052.

The following information is a summary of certain changes since March 31, 2022. This information may not reflect all of the changes that have occurred since you purchased the Fund.

Except if noted otherwise herein, there were no changes to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

A D D I T I O N A L I N F O R M A T I O N	35

Additional Information  (continued)

BlackRock Privacy Principles (continued)

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Sub-Adviser	Legal Counsel
BlackRock Capital Investment Advisors, LLC	Willkie Farr & Gallagher LLP
Wilmington, DE 19809	New York, NY 10019

Administrator, Custodian and Transfer Agent	Address of the Fund
State Street Bank and Trust Company	100 Bellevue Parkway
Boston, MA 02114	Wilmington, DE 19809

Distributor
BlackRock Investments, LLC
New York, NY 10001

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

DAC	Designated Activity Company

LIBOR	London Interbank Offered Rate

S&P	Standard & Poor’s

SCA	Societe en Commandite par Actions

SOFR	Secured Overnight Financing Rate

SOFR CME	Secured Overnight Financing Rate Chicago Mercantile Exchange

SOFRTE	Term Secured Overnight Financing Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	37

Want to know more?

blackrock.com | 888-204-3956

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, if repurchased by the Fund in connection with any applicable tender offer, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BPIF-03/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Experts – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees[3]		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Private Investments Fund	$94,452	$66,300	$0	$0	$52,000	$50,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$2,154,000	$2,098,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Includes fees for the Fund and the Fund’s subsidiary.

4 Non-audit fees of $2,154,000 and $2,098,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

        The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

        Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,”

“Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Private Investments Fund	$52,000	$50,000

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,154,000	$2,098,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) Not Applicable

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Stephen Kelly, Managing Director at BlackRock, Joseph Auriemma, Managing Director at BlackRock, Lynn Baranski, Managing Director at BlackRock, James Keenan, CFA, Managing Director at BlackRock, and Jeffrey Cucunato, Managing Director at BlackRock. Messrs. Kelly, Auriemma, Keenan and Cucunato and Ms. Baranski are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Kelly, Auriemma, Keenan and Cucunato have been members of the Fund’s management team since 2021. Ms. Baranski has been a member of the Fund’s management team since 2022.

Portfolio Manager	Biography

Stephen Kelly	Managing Director of BlackRock, Inc. since 2006 and Global Head of Business Operations for BlackRock Private Equity Partners (“PEP”) from 2016 to 2020.

Joseph Auriemma	Managing Director of BlackRock, Inc. since 2011 and Global Head of Information Management for PEP from 2016 to 2020.

Lynn Baranski	Managing Director of BlackRock, Inc. since 1997 and Global Head of Investments for PEP since 2010.

James Keenan, CFA	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007.

Jeffrey Cucunato	Managing Director of BlackRock, Inc. since 2005.

(a)(2) As of March 31, 2023:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(iv) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Stephen Kelly	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0
Joseph Auriemma	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0
Lynn Baranski	0	121	10	0	40	2
	$0	$5.88 Billion	$77.00 Million	$0	$2.23 Billion	$77.00 Million
James Keenan, CFA	25	35	18	0	0	5
	$33.40 Billion	$11.24 Billion	$7.20 Billion	$0	$0	$754.6 Million
Jeffrey Cucunato	16	4	2	0	0	1
	$5.34 Billion	$528.8 Million	$585.2 Million	$0	$0	$1.71 Million

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Cucunato and Keenan and Ms. Baranski may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Cucunato and Keenan and Ms. Baranski may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of March 31, 2023:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of March 31, 2023.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation – Messrs. Kelly, Auriemma and Ms. Baranski

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. The performance of these portfolio managers is not measured against a specific benchmark.

Discretionary Incentive Compensation – Messrs. Keenan and Cucunato

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
James Keenan, CFA	A combination of market-based indices (e.g., The Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
Jeffrey Cucunato	Bloomberg US Credit Index.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. These portfolio managers have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the

BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($330,000 for 2023). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of March 31, 2023.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Stephen Kelly	None
Joseph Auriemma	None
Lynn Baranski	None
James Keenan, CFA	None
Jeffrey Cucunato	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies --Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Private Investments Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Private Investments Fund

Date: May 24, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Private Investments Fund

Date: May 24, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Private Investments Fund

Date: May 24, 2023